UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2017

WABCO HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33332	20-8481962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Chaussée de la Hulpe 166, 1170 Brussels, Belgium 2770 Research Drive, Rochester Hills, Michigan	48309-3511
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 32-2-663-9-800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 17, 2017, WABCO Holdings Inc. (the “Company”) issued a press release reporting its results for the quarter ended December 31, 2016, its results for the year ended December 31, 2016, and providing certain forward-looking performance estimates for the year ending December 31, 2017. The press release, which is attached as Exhibit 99.1, and the information included in Item 7.01 of this Current Report on Form 8-K are incorporated herein by reference. The projections constituting the performance estimates included in the press release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included below under the caption “Information Concerning Forward-Looking Statements.”

The information in the press release and in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), only if and to the extent such subsequent filing specifically references such information.

The press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations of the non-GAAP financial measures to the most comparable GAAP financial measures set forth in the press release on the reconciliation schedules attached to the press release.

Item 7.01.	Regulation FD Disclosure.

On February 17, 2017, the Company issued a press release reporting its results for the quarter ended December 31, 2016, its results for the year ended December 31, 2016, and providing certain forward-looking performance estimates for the year ending December 31, 2017. The press release, which is attached as Exhibit 99.1, and the information included in Item 2.02 of this Current Report on Form 8-K are incorporated herein by reference.

The information in the press release and this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Exchange Act or the Securities Act only if and to the extent such subsequent filing specifically references such information.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K to the extent described in Item 2.02 and Item 7.01.

Exhibit No.	Description of Document

99.1	Press Release dated February 17, 2017

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Comments in this Current Report on Form 8-K and in the exhibit attached hereto contain certain forward-looking statements, which are based on management’s good faith expectations and beliefs concerning future developments. Actual results may differ materially from these expectations as a result of many factors. These factors include, but are not limited to, the risks and uncertainties described in the “Risk Factors” and “Information Concerning Forward-Looking Statements” sections of the Company’s Annual Report on Form 10-K, as well as in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Information Concerning Forward-Looking Statements” sections of the Company’s Quarterly Reports on Form 10-Q. The Company does not undertake any obligation to update such forward-looking statements. All market and industry data are based on Company estimates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2017	WABCO HOLDINGS INC.

	By:	/s/ LISA BROWN
	Name:	Lisa Brown
	Title:	Chief Legal Officer & Secretary

Exhibit Index

Exhibit No.	Description of Document

99.1	Press Release dated February 17, 2017